Ex. 10.1

AMENDMENT NO. 3

TO LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (the “Amendment”), dated as of December 5, 2016, is made and entered into by and among RESOURCE CAPITAL FUND V L.P., as the lender (the “Lender”), URANIUM RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware, as the borrower (the “Borrower”), and those Subsidiaries of the Borrower from time to time party hereto, as guarantors (the “Guarantors”).

Recitals

A.

The Lender, the Borrower and the Guarantors are parties to that certain Loan Agreement dated as of November 13, 2013 (as amended, modified, supplemented, extended or restated from time to time, the “Loan Agreement”).

B.

The Borrower and the other Credit Parties are all affiliated entities, and the Guarantors are direct or indirect Subsidiaries of the Borrower.  The Borrower and the other Credit Parties are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each Credit Party has a direct, tangible and immediate impact on the success of the other Credit Parties.  Each Guarantor will derive substantial direct and indirect benefit from the Loan Agreement and this Amendment, and each Guarantor has entered into this Amendment, the Loan Agreement and the other Loan Documents for legitimate business purposes.

C.

The Lender, the Borrower and the Guarantors desire hereby to amend the Loan Agreement to, among other things, extend the Scheduled Maturity Date, all on the terms and conditions set forth herein.  The Lender, the Borrower and the Guarantors further desire to ratify and confirm the Loan Agreement (as so amended) and the other Loan Documents.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  Capitalized terms used but not defined in this Amendment shall have the meanings given thereto in the Loan Agreement.

2.

Agreements and Amendments to the Loan Agreement.

a.

Subject to the terms and conditions set forth herein, the Loan Agreement is hereby amended to the extent necessary to give effect to the provisions of this Amendment and to incorporate the provisions of this Amendment into the Loan Agreement.  The Loan Agreement, together with this Amendment, shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

(i)

The Loan Agreement is hereby amended so that the definition of Scheduled Maturity Date shall read as follows:

“Scheduled Maturity Date” means March 31, 2017.

(ii)

The following definition is added to the Loan Agreement:

“Note Purchase Agreement” means the Note Purchase Agreement dated as of December 5, 2016 between Lender and Esousa Holdings, LLC.

(iii)

Section 3.1(a) of the Loan Agreement, excluding subsections (i), (ii) and (iii) thereof, shall be replaced in its entirety with the following:

“(a)

General.  Interest on the Loan shall accrue and shall be payable by the Borrower at the Applicable Interest Rate, as further described below.  Other than in the case of interest with respect to the quarterly period ending on December 31, 2016, on each Interest Payment Date, the Borrower shall pay interest on the outstanding principal amount of the Loan with respect to each quarterly period ending on the Quarterly Date immediately prior to such Interest Payment Date at a rate of interest per annum equal to the Applicable Interest Rate based on a 360-day year.  Interest on the Loan for the quarterly period ending on December 31, 2016 and all other accrued but unpaid interest shall be payable in full on the Maturity Date.”

(iv)

A new Section 3.1(a) (iv) shall be added, to read as follows:

“(iv) Default Interest after January 1, 2017.  Interest on the Loan shall accrue and shall be payable by the Borrower at the Default Rate from January 1, 2017 through the Maturity Date.”

(v)

The Loan Agreement is hereby amended by adding a new subsection 7.3(k), to read as follows:

“(k) Failure to Complete Note Purchase Agreement. The Credit Parties shall promptly notify Lender upon the occurrence of any event that could negatively affect the satisfaction of conditions to completion of the Note Purchase Agreement.

b.

The Borrower, the Guarantors and the Lender agree that the Loan Agreement, as amended hereby, is ratified and confirmed, and remains in full force and effect in accordance with its terms.

c.

As a condition to the Lender entering into this Amendment, the Borrower and each other Credit Party hereby irrevocably confirm and agree that each Security Document and each of the other Loan Documents executed by the Borrower and/or any Guarantor, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, are hereby ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Loan Agreement as amended hereby and the entirety of the Loan (including any additional amounts advanced pursuant to this Amendment), notwithstanding any partial assignment of the Loan, to remain in effect securing the portion of the Note retained by Lender until the full amount of the Loan has been assigned and Lender has no further interest in the Loan.

d.

This Amendment and all other Instruments executed and delivered by the Borrower or any other Credit Party in connection with this Amendment are and shall be deemed to be “Loan Documents” for all purposes.

3.

Representations and Warranties.

a.

Each Credit Party hereby remakes and restates each of its representations and warranties in the Loan Agreement and the other Loan Documents, effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

b.

Each Credit Party hereby further represents and warrants that: (i) it has the corporate power and authority, and the legal right, to execute, deliver and perform this Amendment; (ii) this Amendment has been duly authorized, executed and delivered by each Credit Party; (iii) no consent or authorization of any Governmental Authority or other Person is required in connection with this Amendment; (iv) this Amendment constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms; (v) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby or as a result of the continuation of the Loan Agreement; and (vi) the Recitals set forth above are true and correct in all respects.

4.

Conditions Precedent.  This Amendment shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent:

a.

The Lender has received this Amendment, duly executed by the Borrower and the applicable Credit Parties.

b.

The Lender shall have received such other Instruments, certificates, information and opinions as the Lender may reasonably request, in each case, in form and substance reasonably satisfactory to the Lender.

c.

The Lender shall have received from Borrower payment of expenses incurred by Lender in connection with the amendment of the Loan Agreement and the transfer of its interest in the Loan.

5.

Notice of Assignment of Note

.  Pursuant to Section 11.6 of the Loan Agreement, Lender hereby notifies Borrower that it is assigning its interest in the Loan to Esousa Holdings, LLC pursuant to the terms of the Note Purchase Agreement.

6.

Miscellaneous Provisions.

a.

This Amendment is a Loan Document.  The Loan Agreement as amended by this Amendment is hereby ratified, approved, confirmed, and continued in each and every respect, and the parties hereto agree that the Loan Agreement remains in full force and effect in accordance with its terms.  Nothing contained herein shall be construed to release, terminate or act as a novation of, in whole or in part, any Loan Document or any guaranty, lien, mortgage, deed, debenture, indenture, pledge or security interest granted pursuant thereto.  All references to the Loan Agreement in each of the Loan Documents and in any other document or instrument shall hereafter be deemed to refer to the Loan Agreement as amended hereby.  The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment or in any agreement executed and delivered by the Lender in connection herewith, and the Loan Documents are hereby ratified, confirmed, and continued in full force and effect in all respects.  This Amendment shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any other, further or future action on the part of the Borrower or the other Credit Parties that would require the waiver or consent of the Lender.

b.

This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

c.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

d.

The execution, delivery and effectiveness of this Amendment shall not prejudice, limit, operate, or be deemed to operate, as a limitation on or waiver of, any rights, powers or remedies of the Lender under the Loan Agreement or any other Loan Document or constitute a waiver of any provision thereof.  Nothing in this Amendment shall affect or impair the right of the Lender to demand compliance by the Credit Parties with all of the terms and conditions of the Loan Agreement and the other Loan Documents in all other instances.

e.

This Amendment shall be binding upon and inure to the benefit of the Lender, the Borrower and the Guarantors, and their respective successors and assigns permitted by the Loan Agreement.

f.

The Borrower and the Guarantors agree and confirm that the Lender has no fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Amendment or the Loan Agreement or any other agreement, arrangement, Instrument or investment, and the relationship between the Lender, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection with this Amendment and the Loan Agreement is solely that of debtor and creditor.  This Amendment and the Loan Agreement do not create a joint venture or partnership among the parties hereto, and no joint venture, partnership or other fiduciary relationship or fiduciary duty exists, or shall be deemed to exist, among the Lender and the Borrower, or among the Lender and the other Credit Parties.

g.

The Borrower and the Guarantors agree and confirm that they are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each Credit Party has a direct, tangible and immediate impact on the success of the other Credit Parties.  The Guarantors will derive substantial direct and indirect benefit from the continuation and extension of the Loan Agreement.  The Guarantors waive any right to revoke, terminate or suspend their respective Guarantees and acknowledge that each of them entered into such Guarantee, and has confirmed and continued such Guarantee, in contemplation of the benefits that each of them would receive by the Loan Agreement and by this Amendment.

h.

The Borrower shall pay all reasonable costs, fees and expenses paid or incurred by the Lender incident to this Amendment, the Loan Agreement and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of Lender’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents and instruments.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

URANIUM RESOURCES, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President—Finance and CFO

GUARANTORS:

URI, INC.

By:

/s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

HYDRO RESOURCES, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

URI MINERALS, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

BELT LINE RESOURCES, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

[Amendment No. 3 Signature Page]

URANCO INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

HRI-CHURCHROCK, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

URI NEUTRON HOLDINGS I, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

URI NEUTRON HOLDINGS II, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

HYDRO RESTORATION CORPORATION

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

[Amendment No. 3 Signature Page]

NEUTRON ENERGY, INC.

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

CIBOLLA RESOURCES LLC

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President

ANATOLIA ENERGY LIMITED

68 076 577 994

By:    /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and Director

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President and Director

ANATOLIA URANIUM (BVI) LTD.

By:    /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and Director

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President and Director

[Amendment No. 3 Signature Page]

ANATOLIA URANIUM PTY LTD.

69 144 941 097

By:    /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and Director

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President and Director

ADUR MADENCILICK LTD. STI

By:    /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and Director

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President and Director

CONSTELLRES LTD.

By:    /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and Director

By:    /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President and Director

[Amendment No. 3 Signature Page]

MOZAWL MINING

By:   /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and Director

By:      /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President and Director

The Lender:

RESOURCE CAPITAL FUND V L.P.

By:  Resource Capital Associates V L.P.,

        General Partner

By:  RCA V GP Ltd.,

General Partner

By:     /s/ Catherine J. Boggs

Name:

Catherine J. Boggs

Title:

General Counsel

[Amendment No. 3 Signature Page]